Exhibit 99.1

ArcLight Clean Transition Corp. II Shareholders Approve Previously Announced Business Combination

with OPAL Fuels LLC

●	Shareholders of ArcLight Clean Transition Corp. II (“ArcLight”) have approved the previously announced business combination (the “Business Combination”) at the Special Meeting held on July 15.

●	Transaction is anticipated to close upon satisfaction of all closing conditions

BOSTON & WHITE PLAINS, N.Y. – (July 18, 2022) – ArcLight (Nasdaq: ACTD) announced today that shareholders approved the previously proposed business combination with OPAL Fuels LLC (“OPAL Fuels”), a vertically integrated producer and distributor of renewable natural gas (“RNG”).

The formal results of the vote will be included in a Current Report on Form 8-K to be filed by ArcLight with the U.S. Securities and Exchange Commission (the “SEC”).

The business combination is expected to close upon satisfaction of all closing conditions. The combined entity will be renamed OPAL Fuels Inc. and its Class A ordinary shares will trade on the Nasdaq under the ticker symbol “OPAL” and its warrants will trade on the Nasdaq under the ticker symbol “OPALW”.

About OPAL Fuels LLC

OPAL Fuels LLC is a leading vertically integrated renewable fuels platform involved in the production and distribution of renewable natural gas (RNG) for the heavy-duty truck market. RNG is a proven low-carbon fuel that is rapidly decarbonizing the transportation industry now while also significantly reducing costs for fleet owners. OPAL Fuels captures harmful methane emissions at the source and recycles the trapped energy into a commercially viable, lower-cost alternative to diesel fuel. OPAL Fuels also develops, constructs, and services RNG and hydrogen fueling stations. As a producer and distributor of carbon-reducing fuel for heavy-duty truck fleets for more than a decade, the company delivers best-in-class, complete renewable solutions to customers and production partners. To learn more about OPAL Fuels and how it is leading the effort to capture North America’s harmful methane emissions and decarbonize the transportation industry, please visit www.opalfuels.com and follow the company on LinkedIn and Twitter at @OPALFuels.

About ArcLight Clean Transition Corp. II

ArcLight, led by Chairman Daniel Revers and President and Chief Executive Officer Jake Erhard, is a special purpose acquisition company formed for the purpose of effecting a capital stock exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses focused on opportunities created by the accelerating transition toward sustainable use of energy and natural resources.

Important Information and Where to Find It

In connection with the Business Combination, ArcLight has filed with the SEC a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which includes the related proxy statement/prospectus of ArcLight with respect to the shareholders’ meeting (the “Proxy Statement”). The Registration Statement was declared effective by the SEC on June 27, 2022. This document does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ARCLIGHT, OPAL FUELS, THE BUSINESS COMBINATION AND RELATED MATTERS.

Shareholders will also be able to obtain copies of the Registration Statement, without charge, at the SEC’s website at www.sec.gov. In addition, the documents filed by ArcLight may be obtained free of charge from ArcLight at https://www.arclightclean.com or by directing a request to: ArcLight Clean Transition Corp. II, 200 Clarendon Street, 55th Floor, Boston, MA 02116.

Forward-Looking Statements

Certain statements in this communication may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or ArcLight’s or OPAL Fuels’ future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statement are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ArcLight and its management, and OPAL Fuels and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Registration Statement and other filings with the SEC, as well as (1) factors associated with companies, such as OPAL Fuels, that are engaged in the production and integration of renewable natural gas (RNG), including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; (2) macroeconomic conditions related to the global COVID-19 pandemic; (3) the effects of increased competition; (4) contractual arrangements with, and the cooperation of, landfill and livestock waste site owners and operators, on which OPAL Fuels operates its landfill gas and livestock waste projects that generate electricity and RNG prices for environmental attributes, low carbon fuel standard credits and other incentives; (5) the ability to identify, acquire, develop and operate renewable projects and RNG fueling stations; (6) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed transaction; (7) the outcome of any legal proceedings that may be instituted in connection with the proposed transaction; and (8) the ability of the combined company that results from the proposed transaction to issue equity or equity-linked securities or obtain debt financing in connection with the transaction or in the future. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Both ArcLight and OPAL Fuels expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in ArcLight’s or OPAL Fuels’ expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact information

OPAL Fuels

Media

Jason Stewart

Senior Director Public Relations and Marketing

914-421-5336

jstewart@opalfuels.com

ICR, Inc.

OPALFuelsPR@icrinc.com

Investors

ICR, Inc.

OPALFuelsIR@icrinc.com

ArcLight Clean Transition Corp. II

Marco Gatti

Chief Financial Officer

617-531-6300

investor.relations@arclightclean.com